SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2001
                                -----------------


                           RHBT FINANCIAL CORPORATION
                           --------------------------
                            Exact name of registrant
                          as specified in its charter)



 South Carolina                   000-26905                   58-2482426
 ---------------                 -----------                 -----------
 (State or other                 (Commission              (I.R.S. Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)



              315 East Main Street, Rock Hill, South Carolina 29730
              -----------------------------------------------------
                  (Address of principal executive offices) (Zip
                                      Code)


       Registrant's telephone number, including area code: (803) 324-2500
                                 --------------

                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         Rock Hill Bank & Trust, a wholly-owned subsidiary of RHBT Financial Corporation, was named as a defendant in a law suit filed on February 15, 2001. A copy of the Company's press release regarding this law suit is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:


Exhibit No.                     Description
----------                      -----------

99.1                            Press release issued February 16, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RHBT FINANCIAL CORPORATION


                                            By: /s/ James A. Ferguson
                                                --------------------------------
                                                    James A. Ferguson,
                                             President & Chief Executive Officer



Dated: February 16, 2001

                                  Exhibit Index
                                  -------------



         Exhibit No.            Description
         ----------             -----------

             99.1               Press release issued February 16, 2001